                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                February 19, 2003
                                -----------------


                          CUBIST PHARMACEUTICALS, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-21379                 22-3192085
--------------------------------------------------------------------------------
 (State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)               File Number)          Identification No.)

                65 Hayden Avenue, Lexington, Massachusetts 02421
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 860-8660
                                                          ---------------

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         99.1     Press Release dated February 19, 2003

         99.2     Transcript of February 19, 2003 conference call

         ITEM 9. REGULATION FD DISCLOSURE.

         On February 19, 2003, the Registrant issued a press release reporting its fourth quarter and full year results for 2002. The press release has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 99.1.

         On February 19, 2003, the Registrant conducted a telephone conference. The conference call transcript has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 99.2.

         The attached press release and transcript are not "filed" pursuant to the Securities Exchange Act and are not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CUBIST PHARMACEUTICALS, INC.


                                  By: /s/ David W.J. McGirr
                                      ------------------------------------------
                                       David W.J. McGirr
                                       Senior Vice President and Chief Financial
                                       Officer


Dated:  February 19, 2003